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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

                 DECEMBER 20, 2002                              0-23199
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 Date of Report (Date of earliest event reported)       Commission File Number


                             PHONE1GLOBALWIDE, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                              65-0669842
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 (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)             Identification Number)


                        100 N. BISCAYNE BLVD., SUITE 2500
                              MIAMI, FLORIDA 33132
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               (Address of Principal Executive Offices) (Zip Code)

                                     (305) 371-3300
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                  (Registrant's telephone number, including area code)

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ITEM 5.  Other Events and Regulation FD Disclosure

PARTIAL CONVERSION OF THE GNB BANK PANAMA S.A. INDEBTEDNESS

On September 30, 2002, the Company's subsidiary, Phone 1, Inc., entered into a new Loan Agreement with GNB Bank Panama S.A. ("GNB Bank") for a loan in the amount of $20 million (the "$20 Million Loan"). The principal and interest of the $20 Million Loan is convertible, in whole or in part, prior to or after the maturity date (if the loan is not fully paid), as elected by GNB Bank, into shares of the common stock of the Company at the rate of $.40 per share (the "Conversion Rate"). The Conversion Rate is subject to certain anti-dilution adjustments, including downward adjustment to the amount of any issuance of securities of the Company at a price less than $.40 per share.

On December 20, 2002, GNB Bank exercised (effective as of the close of business on that date), in part, its option and converted $10 million principal amount of the $20 Million Loan at a price of $.40 per share. Consequently, the Company issued 25,000,000 shares of its common stock (the "Conversion Shares") to GNB Bank. The Company is obligated to cause the registration of the Conversion Shares under applicable securities laws so as to facilitate any potential resale by GNB Bank of such Conversion Shares.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)(b)   None

(c)      Exhibits
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10.1     Conversion Notice sent by GNB Bank Panama S.A. to Phone1, Inc.,
         Phone1Globalwide, Inc. and Globaltron Communications Corporation.

10.2 Promissory Note in the principal amount of $10 million issued to GNB Bank Panama S.A. which replaces the original Promissory Note issued to GNB Bank Panama S.A. pursuant to the Loan Agreement dated September 30, 2002 among Phone1, Inc., Phone1Globalwide, Inc., Globaltron Communications Corporation and GNB Bank Panama S.A.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 24, 2002                    PHONE1GLOBALWIDE, INC.



                                        By:  /s/ Syed Naqvi
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                                             Syed Naqvi, Chief Financial Officer